Annual Total Returns- Vanguard Mortgage-Backed Securities Index Fund (Institutional) [BarChart] - Institutional - Vanguard Mortgage-Backed Securities Index Fund - Institutional Shares	2014	2015	2016	2017	2018	2019
Total	5.85%	1.44%	1.47%	2.38%	0.88%	6.18%